PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET
5. PROPERTY, PLANT AND EQUIPMENT, NET
Property, plant and equipment, net as of December 31, 2023 and 2022 consist of the following (in thousands):

	December 31,
	2023	2022	Estimated Useful Lives
Land and improvements(1)	$21,852	$22,309	20 years
Building and improvements	164,495	166,486	12 to 39 years
Mining and network equipment(2)	441,404	448,346	1 to 5 years
Electrical equipment(3)	64,810	64,810	5 to 10 years
Other property, plant and equipment(4)	2,935	2,917	5 to 7 years
Total	695,496	704,868
Less: accumulated depreciation and amortization(5)	293,974	268,233
Total	401,522	436,635
Add: Construction in progress	183,909	254,499
Property, plant and equipment, net	$585,431	$691,134
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(1)Estimated useful life of improvements. Land is not depreciated.
(2)Includes finance lease assets of $46.6 million and $112.7 million at December 31, 2023 and 2022, respectively.
(3)Includes finance lease assets of $12.7 million and $12.6 million at December 31, 2023 and 2022, respectively.
(4)Includes finance lease assets of $0.4 million and $0.4 million at December 31, 2023 and 2022, respectively.
(5)Includes accumulated amortization for assets under finance leases of $43.4 million and $41.7 million at December 31, 2023 and 2022, respectively.
Depreciation expense, including amortization of finance lease assets, for the years ended December 31, 2023, 2022 and 2021, was $95.7 million, $224.1 million, and $31.8 million, respectively. Depreciation for the years ended December 31, 2023, 2022 and 2021, allocated to costs of revenue was $95.4 million, $223.6 million, and $31.7 million, respectively.
During the year ended December 31, 2022, the Company’s operating performance and liquidity continued to be severely impacted by the prolonged decrease in the price of bitcoin, the increase in electricity costs, the increase in the global Bitcoin network hash rate and an increase in additional operating costs related to these factors. Additionally, primary and secondary market prices for application-specific integrated circuit (“ASIC”) miners of the type used by the Company in its business operations have decreased significantly from previous levels.
During the quarter ended September 30, 2022, the Company evaluated whether the estimated future undiscounted cash flows from the operation of its data center facilities would recover the carrying value of the property, plant and equipment located at the sites and used in site operations, including the Company’s deployed mining equipment. Based on this evaluation, the Company determined that the carrying value of the property, plant and equipment at the Cedarvale, Texas facility site may no longer be fully recoverable by the cash flows of the site. The Company measured the amount of impairment at the Cedarvale facility site as the difference between the carrying amount of the site asset group of $119.8 million and the estimated fair value of the site asset group of $60.5 million, resulting in an impairment of the facility site’s property, plant and equipment of $59.3 million for the year ended December 31, 2022.
During the quarter ended December 31, 2022, the Company evaluated whether the estimated future undiscounted cash flows from its operations would recover the carrying value of the property, plant and equipment asset groups located at the sites and used in site operations, including the Company’s deployed mining equipment. Based on this evaluation, the Company determined that the carrying value of its entire fleet of mining equipment and the other property, plant and equipment at the Cedarvale and Cottonwood, Texas facility sites may no longer be fully recoverable by the cash flows of those asset groups. The Company measured the amount of impairment of its fleet of mining equipment as the difference between their carrying amount of $668.5 million and their estimated fair value of $176.3 million resulting in an impairment of the fleet of mining equipment of $492.2 million. The Company measured the amount of impairment of its other property, plant and equipment at the Cedarvale and Cottonwood, Texas facility sites as the difference between their carrying amount of $174.3 million and their estimated fair value of $135.1 million resulting in an impairment of the other site property, plant and equipment of $39.2 million.
During the year ended December 31, 2022, the Company recognized impairments to property, plant and equipment of $590.7 million. There were no impairments or indicators of impairment to long-lived assets for the years ended December 31, 2023 and 2021.
The Company’s analysis involved the use of a combination and corroboration of cost and market approaches. The cost approach has been used to estimate the fair value of some buildings, improvements, electrical equipment and other tangible assets used in combination with other assets. The cost approach was also used to corroborate certain estimates made using the market approach. Significant assumptions used in the cost approach include reproduction and replacement costs, useful service life, and orderly liquidation values. The cost approach utilizes useful service life and other estimates developed by the Company to determine fair value, which are unobservable Level 3 inputs. The market approach has been used to estimate the fair value of the Company’s ASIC miners, network equipment, real estate, and other of its buildings, improvements, electrical equipment and other tangible assets. The market approach was also used to corroborate certain estimates made using the cost approach. Valuations using the market approach are derived from manufacturer and secondary market pricing sources and, when available, comparable secondary market transactions. Significant judgment in using the market approach includes the selection of comparable assets based on the most relevant attributes of the evaluated asset, a selection of and modifications to transactions according to comparable use, size, geography and other traits, and the use of broker indications of relative market price metrics. The market approach utilizes comparable use, relative efficiency and other estimates developed by the Company to determine fair value, which are unobservable Level 3 inputs. Unobservable Level 3 inputs are used to measure fair value to the extent that relevant observable inputs are not available. The Company developed its estimates using the best information available at the time.